EXHIBIT 99.1

VIA EDGAR	May 13, 2003

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC

Re: Beverly Enterprises, Inc. Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2003

Ladies and Gentlemen:

     Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the above captioned periodic report.

Very truly yours,

Beverly Enterprises, Inc.

/s/ PAMELA H. DANIELS

By:	Pamela H. Daniels
Senior Vice President, Controller
and Chief Accounting Officer